COLUMBIA FUNDS VARIABLE INSURANCE TRUST

(the “Trust”)

Supplement dated March 30, 2012 to the Statement of Additional

Information (the “SAI”) dated May 2, 2011, as supplemented

A.	The following changes have been made to the section of the SAI entitled “FUND GOVERNANCE – The Board”:

1.	All references to Michael A. Jones as a trustee of the Trust are removed.

2.	The section under the heading “Trustee Biographical Information and Qualifications” is modified by adding the following:

Nancy T. Lukitsh – Ms. Lukitsh has extensive executive experience in the financial services industries, particularly with respect to the marketing of investment products, having served as Senior Vice President, Partner and Director of Marketing for Wellington Management Company, LLP. Ms. Lukitsh has previously served as Chair of Wellington Management Portfolios (commingled investment pools designed for non-U.S. institutional investors) and as a director of other Wellington affiliates. In addition, she has previously served on the boards of directors of various non-profit organizations. She is also a Chartered Financial Analyst.

William F. Truscott – Mr. Truscott has significant executive and board experience with financial services and investment companies. Mr. Truscott has served on the Board of Trustees of the Legacy RiverSource Funds and affiliated funds (Columbia Funds Board) since 2001. He has served as chairman of the board of the Adviser since May 2010 and since February 2012 has served as its president. From 2001 to April 2010, Mr. Truscott served as the president, chairman of the board and chief investment officer of the Adviser. He has served as director of the Distributor since May 2010 and since February 2012 has served as its chief executive officer. From 2008 to April 2010, Mr. Truscott served as chairman of the board and chief executive officer of the Distributor.

3.	The table under the heading “Independent Trustee Biographical Information” is modified by adding the following:

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, of Wellington Management Company, LLP (investment adviser) from 1997-2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) (2007-2010); Director, Wellington Trust Company, NA and other Wellington affiliates (1997-2010)	46	None

4.	The table under the heading “ Interested Trustee Biographical Information” is deleted in its entirety and replaced with the following:

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years

William F. Truscott (Born 1960) Trustee and Senior Vice President	2012 (Board of the Funds); 2001 (Board of other Columbia Funds)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	46	Trustee, other affiliated funds

B.	The following changes have been made to the section of the SAI entitled “FUND GOVERNANCE – The Officers”:

1.	All references to Linda J. Wondrack as an officer of the Funds are removed.

2.	The table under the heading “Officer Biographical Information” is modified by adding the following:

Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Thomas P. McGuire (Born 1972)	Interim Chief Compliance Officer	2012

Vice President – Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Shareholders should retain this Supplement for future reference.